UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) August 1, 1999


                            VisionGlobal Corporation
             (Exact name of registrant as specified in its charter)


       Nevada                        033-55254-25                87-0438636
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)



              44 Montgomery Street, San Francisco, California 94104
               (Address of principal executive offices) (Zip Code)




                                 (415) 955-0585
               Registrant's telephone number, including area code




           599 Lexington Avenue, Suite 2300, New York, New York 10022
              (Former name or former address, if changed since last
                                    report.)

ITEM 5.  OTHER MATTERS.
         On August 1, 1999, VisionGlobal Corporation (the "Company") named Martin G. Wotton Chairman and President and also named Joseph W. Hipple III, Executive Vice President, Chief Operating Officer.

         On August 12, 1999, VisionGlobal Corporation (the "Company") executed a Plan of Merger for the merger of Lone Peak Research, Inc., a Utah corporation ("Lone Peak"), with and into the Company. The Company will be the surviving entity effective after Articles of Merger have been filed with the appropriate office in Utah and Nevada. Jeffrey G. Ballif ("Ballif")is the sole shareholder and director of Lone Peak. Ballif will receive 100,000 shares of the Company's common stock in exchange for all of the issued and outstanding common shares of Lone Peak. Lone Peak's only asset consists of certain intellectual property rights developed by Ballif and contributed to Lone Peak pertaining to development of a working prototype 5.7 gigahertz radio operating at 25 megabits per second.

         In connection with the merger, the Company will employ Jeffrey G. Ballif as its Senior Vice President, Engineering.

         The Company recently incorporated a new subsidiary, VisionGlobal Network Corporation, for the purpose of developing and deploying two-way, high-speed wireless network solutions throughout the United States and abroad. In connection with this, the Company named Martin G. Wotton, Chairman and Director; Joseph W. Hipple III, Chief Executive Officer, President and Director; and Jeffrey G. Ballif, Director.

         The Company's Board of Directors recently amended its bylaws to permit the directors to establish the number of directors by resolution as long as the number is at least 1 and no more than 12. The Board of Directors also increased the number of directors on its Board of Directors to three. Joseph W. Hipple, III was appointed to fill a vacancy on the Board of Directors.

         The Company recently established business offices in San Francisco, California and has qualified to do business in the State of California. The Company's address in San Francisco, which is also its new principal business address, is 44 Montgomery Street, Suite 500, San Francisco, California 94104. Its phone number is (415) 955-0585.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits. The following documents are being filed as exhibits to this report:

         (i) Form of Plan and Agreement of Merger between VisionGlobal Corporation and Lone Peak Research, Inc.

         (ii)     Form of Employment  Agreement for Jeffrey G. Ballif and Joseph
                  W. Hipple, III.

(b)      Financial Statements. N/A.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VisionGlobal Corporation
                                      (Registrant)


         October 13, 1999             __________________________________
         (Date)                       By:  Martin G. Wotton
                                      President and Director

                                   EXHIBIT (i)
                             FORM OF PLAN OF MERGER

                          PLAN AND AGREEMENT OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER (this "Agreement") made and entered into this 12th day of August, 1999, by and among Vision Global Corp., a Nevada corporation (VisionGlobal") and Lone Peak Research Corp., a Utah corporation ("Lone Peak"), and Jeffrey G. Ballif, an individual resident of Utah ("Ballif").

                                    RECITALS

         A. Lone Peak is a corporation duly organized and existing under the laws of the State of Utah and Ballif is its sole shareholder.

         B. VisionGlobal is a corporation duly organized and existing under the laws of the State of Nevada.

         C. On the date of this Agreement, Lone Peak has authority to issue 50,000,000 common shares, no par value (the "Lone Peak Common Shares"), of which 5,000,000 shares are issued and outstanding.

         D. On the date of this Agreement, VisionGlobal has authority to issue 100,000,000 shares of common stock, $.001 par value (the "VisionGlobal Common Stock"), of which 17,242,000 shares of are issued and outstanding.

         E. The respective Boards of Directors of VisionGlobal and Lone Peak deem it advisable and in the best interests of the corporations' respective shareholders that Lone Peak be acquired by VisionGlobal through a merger (the "Merger") of Lone Peak with and into VisionGlobal, which shall acquire all of the business and assets of Lone Peak and that the issued and outstanding Lone Peak Common Shares shall be converted into shares of VisionGlobal Common Stock on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual warranties and covenants set forth herein, the parties hereto agree as follows:

                                    AGREEMENT

1.       Merger of Lone Peak into VisionGlobal.

         1.1 Merger of Lone Peak with and into VisionGlobal. VisionGlobal and Lone Peak hereby adopt the plan of merger encompassed by this Agreement and hereby agree that Lone Peak shall merge with and into VisionGlobal on the terms and conditions set forth herein. Lone Peak will, upon the later of (i) filing of the Certificate of Merger contemplated by section __ of the Nevada Business Corporation Act (the "Nevada Act") and (ii) the date of filing of the Articles of Merger contemplated by section 1105 of the Utah Revised Business Corporation Act (the "Utah Act") (the "Effective Date"), merge with and into VisionGlobal, and thereafter the separate existence of Lone Peak will cease. As of the Effective Date, VisionGlobal shall succeed to all of the rights, privileges, powers and property, including, without limitation, all rights, privileges, franchises, patents, trademarks, licenses, registrations, bank accounts, contracts, patents, copyrights, intellectual property rights and other assets of every kind and description of Lone Peak, and VisionGlobal shall assume all of the obligations and liabilities of Lone Peak, excepting and excluding, (i) the minute books and stock records of Lone Peak insofar as they relate solely to its organization and capitalization, and (ii) the rights of Lone Peak arising out of this Agreement. The Merger will occur in accordance with the provisions of the Nevada Act and Utah Act.

         1.2 Pending and Subsequent Actions. Lone Peak will cooperate, and will cause its officers, directors and other employees to cooperate, with VisionGlobal on and after the Effective Date (i) to collect all receivables and other items owing to Lone Peak and (ii) to prosecute claims and furnish information, testimony and other assistance in connection with all actions, proceedings, arrangements or disputes based upon contracts, arrangements or acts of Lone Peak which were in effect or which occurred on or prior to the Merger.

2.       Delivery of VisionGlobal Common Stock.

         2.1 Conversion of Lone Peak Common Shares. Effective as of the Effective Date, all of the issued and outstanding Lone Peak Common Shares shall be converted to 100,000 shares of VisionGlobal Common Stock. The share certificate(s) representing the issued and outstanding Lone Peak Common Shares shall be deemed to represent a total of 100,000 shares of VisionGlobal Common Stock.

         2.2 Issuance and Delivery of VisionGlobal Common Stock. Upon surrender of certificates representing the issued and outstanding Lone Peak Common Shares, VisionGlobal will issue and deliver a certificate representing 100,000 shares of VisionGlobal Common Stock to the person entitled thereto.

         2.3 Surrender and Conversion of Lone Peak Share Certificates. Jeff Ballif shall surrender the certificate representing the Lone Peak Common Shares held by him as of the Effective Date, in person to Joseph W. Hipple at the Closing. Upon receipt of the surrendered share certificate of Lone Peak Shares, a replacement certificate reflecting shares of VisionGlobal Common Stock shall be issued and caused to be delivered in accordance with this Agreement.

         2.4 Closing/Closing Date. The Closing of the transactions contemplated herein (the "Closing") shall be held at Parsons Behle & Latimer, 201 South Main St., Suite 1800, beginning at 10:00 a.m. Mountain Time on or before August 31, 1999, or at such other place and on such other date as the parties may agree (the "Closing Date").

3. Representations and Warranties of Lone Peak and Ballif. Lone Peak and Ballif jointly and severally represent and warrant to VisionGlobal as follows:

         3.1 Corporate Organization. Lone Peak is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, and is not required to be qualified to do business as a foreign corporation in any other jurisdiction.

         3.2 Validity of Transaction. Lone Peak has full right, power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by Lone Peak and constitutes the valid and legally binding obligation of Lone Peak.

         3.3 Capitalization. Immediately prior to the Effective Date, the authorized capital stock of Lone Peak shall consist solely of 50,000,000 common shares, of which 5,000,000 shares will be issued and outstanding and held of record by Jeff Ballif. Neither Lone Peak nor Ballif has any agreement or understanding to issue any capital stock directly or upon conversion of any debt or equity, or to sell any of the issued and outstanding Lone Peak Common Shares.

         3.4 Litigation. Lone Peak is not a party to any litigation or any governmental proceeding and, to the best of its and Ballif's knowledge, there is no valid basis for any such litigation or proceeding. There is no judgment or order of any court or governmental authority in effect against Lone Peak.

         3.5 Assets. Loan Peak has good and marketable title to all of the assets described on Exhibit A attached hereto (the "Assets"). Lone Peak owns the Assets free and clear of any mortgages, security interests or liens of any kind.

         3.6 Employees. Lone Peak has no employees or employee pension or welfare plans, as such plans are defined in sections 3(2) and 3(1) of the Employment Retirement Income Security Act of 1974.

         3.7 Intellectual Property. Exhibit A identifies, as part of the list of Lone Peak's Assets, all intellectual property, including patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, know how, trade secrets, computer software, firmware, manuals and documentation related to such intellectual property, which is licensed to, owned by or registered in the name of Lone Peak or in which Lone Peak has any rights (the " Intellectual Property"). Lone Peak is not a licensor in respect of any Intellectual Property and has not granted any other person any rights in any such Intellectual Property. Lone Peak owns or possesses adequate licenses or other rights to use all of such Intellectual Property.

         3.8 Contracts. Except for this Agreement, Lone Peak is not a party to any contract, whether written or oral.

         3.9 Liabilities. Lone Peak has no indebtedness or liabilities of any kind, whether accrued, fixed or contingent.

         3.10 Finders or Brokers. Except for Lance King, Lone Peak has not employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or commission in connection with this Agreement and the transactions contemplated hereby. Lone Peak shall be responsible for any fee, commission or other remuneration paid to Mr. King in connection with any of the services he may have performed and shall indemnify and hold harmless VisionGlobal against any claims for such fees, commission or other remuneration made by Mr. King or any other person.

         3.11 Power and Capacity of Ballif. Ballif represents and warrants that he has the requisite power and capacity to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby and that this Agreement has been duly executed and delivered by Ballif, constitutes the valid and binding Agreement of Ballif and is enforceable against him in accordance with its terms.

         3.12 Lone Peak Common Shares. Ballif represents and warrants that he is the beneficial and record owner of all of the issued and outstanding Lone Peak Common Shares, and such shares are held by Ballif as the record owner thereof, free and clear of all liens, charges, encumbrances, equities and claims whatsoever and are not subject to any restriction with respect to their transferability (other than restrictions on transfer under federal and state securities laws).

4. Representations and Warranties of VisionGlobal. VisionGlobal represents and warrants to Lone Peak as follows:

         4.1 Corporate Organization. VisionGlobal is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified to do business as a foreign corporation in each other jurisdiction in which the failure to so qualify would have a material adverse effect on its business as presently conducted and as proposed to be conducted.

         4.2 Validity of Transaction. VisionGlobal has full right, power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by VisionGlobal and constitutes the valid and legally binding obligation of VisionGlobal.

         4.3 Capitalization. Immediately prior to the Effective Date, the authorized capital stock of VisionGlobal shall consist of 100,000,000 shares of Common Stock, $.001 par value, of which 17,242,000 shares are issued and outstanding.

         4.4 Litigation. VisionGlobal is not a party to any litigation or any governmental proceeding and, to the best of its knowledge, there is no valid basis for any such litigation or proceeding. There is no judgment or order of any court or governmental authority in effect against VisionGlobal.

         4.5 Finders or Brokers. VisionGlobal has not employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or commission in connection with this Agreement or the transactions contemplated hereby.

5. Conditions Precedent to VisionGlobal's Obligations to Close. VisionGlobal's obligation to consummate the Merger is subject to the satisfaction, on or before the Closing Date, of the following conditions:

         5.1 Performance of Acts and Undertakings of Lone Peak. Each of the acts and undertakings of Lone Peak and/or Ballif to be performed on or before the Closing Date pursuant to the terms of this Agreement shall have been duly performed.

         5.2 Certified Resolutions. Lone Peak shall have furnished VisionGlobal with a copy, certified by Lone Peak's secretary, of (1) a resolution or resolutions duly adopted by Lone Peak's board of directors authorizing and approving this Agreement and directing that it be submitted to a vote of Lone Peak's shareholders, and (2) a resolution or resolutions adopting this Plan and Agreement of Merger, duly approved by the holders of at least a majority of the total number of outstanding Lone Peak Common Shares.

         5.3 Continued Accuracy of Lone Peak's and Ballif's Representations and Warranties. All of the representations and warranties of Lone Peak and Ballif's contained in this Agreement shall be true in every respect on and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of that date; and VisionGlobal shall have received at the Closing a certificate, dated the Closing Date and executed by the president or a vice president of Lone Peak, containing a representation and warranty to that effect.

         5.4 Consents. All consents of other parties to the mortgages, notes, leases, franchises, agreements, licenses, and permits of Lone Peak, if any, necessary to permit consummation of the Merger shall have been obtained.

         5.5 Adoption of Merger by Shareholders. At least a majority of the outstanding shares of Lone Peak Shares shall have been voted for the adoption of the Merger.

         5.6 Dissenting Shares. No shareholder of Lone Peak shall be a "dissenter" as defined in section 1301 of the Utah Revised Business Corporation Act.

         5.7 Employment Agreements. Those executives of Lone Peak shall have entered into employment agreements on terms satisfactory to such executives or employees and their respective counsel and to VisionGlobal and its counsel.

         5.8 Filing of Merger Agreement. The Plan and Agreement of Merger shall have been filed in the office of the Secretary of State or other office or each jurisdiction in which such filings are required in order for the Merger to become effective, or VisionGlobal shall have satisfied itself that all such filings will be or are capable of being made effective as of or immediately after the Closing Date.

         5.9 Satisfaction with Investigation. VisionGlobal shall have been satisfied in all respects with the results of its investigation under paragraph 7 below.

6. Condition Precedent to Lone Peak's and Ballif's Obligation to Close. Lone Peak's and Ballif's obligation to consummate the Merger is subject to the satisfaction on or prior to the Closing Date of the following conditions:

         6.1 Performance of Acts and Undertakings by VisionGlobal. Each of VisionGlobal's acts and undertakings to be performed on or before the Closing Date pursuant to this Agreement shall have been performed.

         6.2 Certified Resolutions. VisionGlobal shall have furnished Lone Peak with certified copies of resolutions duly adopted by the board of directors of VisionGlobal authorizing and approving the execution and delivery of this Plan and Agreement of Merger and authorizing the consummation of the transactions contemplated by this Agreement.

         6.3 Continued Accuracy of VisionGlobal's Representations and Warranties. The representations and warranties of VisionGlobal contained in this Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date; and Lone Peak shall have received at the closing a certificate, dated the Closing Date and executed on behalf of VisionGlobal by its president or any vice
president,   containing  a  representation  and  warranty  to  that  effect.

7. Investigation by VisionGlobal. Prior to the Closing Date, VisionGlobal may directly or through its representatives make such investigation of the Assets, including, without limitation, the Intellectual Property, and business of Lone Peak (including, without limitation, confirmation of its cash, inventories, accounts, accounts receivable and liabilities, and investigation of its titles to and the condition of its property and equipment) as VisionGlobal deems necessary or advisable. The investigation shall not affect (1) Lone Peak's representations and warranties contained or provided for in this Agreement, (2) VisionGlobal's right to rely on those representations and warranties, or (3) VisionGlobal's right to terminate this Agreement as provided in this paragraph 7 and in paragraph 11. Lone Peak shall allow VisionGlobal and its representatives full access, at reasonable times after the date of execution of this Agreement, to the premises and to all the books, records, and assets of Lone Peak, and Lone Peak's officers shall furnish to VisionGlobal such financial and operating data and other information with respect to the business and properties of Lone Peak as VisionGlobal shall from time to time reasonably request. VisionGlobal agrees not to disclose any confidential information obtained in the course of its investigation or use it for any purposes other than evaluation of Lone Peak with respect to the contemplated Merger.

                  As soon as practicable,  and in any event within 30 days after the receipt of any supporting documentation requested by VisionGlobal, VisionGlobal shall give Lone Peak notice if VisionGlobal has decided that it wishes to terminate this Agreement based on any information obtained during the course of its investigation. The notice shall specify the information obtained during the investigation on which VisionGlobal's decision to terminate is based. Lone Peak shall have 10 days after receipt of the notice to review that information with VisionGlobal. If VisionGlobal does not withdraw its notice within this 10-day period, then all further obligations of VisionGlobal and of Lone Peak under this Agreement shall terminate without further liability of VisionGlobal to Lone Peak or of Lone Peak to VisionGlobal, except their respective obligations to return documents as provided in paragraph 13. If VisionGlobal does not advise Lone Peak within the 30 day period specified in the first sentence above that it wishes to terminate this Agreement, VisionGlobal shall be deemed to be satisfied with the information relating to Lone Peak obtained during the course of its investigation, subject to VisionGlobal's rights concerning the continued accuracy of Lone Peak's and Ballif's warranties and representations set forth in paragraph 3.

8.       Survival of Representations, Warranties, and Indemnities.

         The representations, warranties, and indemnities included or provided for in this Agreement or in any schedule or certificate or other document delivered pursuant to this Agreement shall survive the Closing Date for a period of 4 years. No claim may be made under this paragraph unless written notice of the claim is given within that 4-year period.

9. Indemnification. Notwithstanding VisionGlobal's investigations of Lone Peak before the Closing Date, and notwithstanding the fact that VisionGlobal may be deemed satisfied as to certain matters investigated by VisionGlobal, all as provided in paragraph 7, Lone Peak and Ballif shall indemnify, defend, and hold VisionGlobal and each of its subsidiaries harmless from and against any and all losses, liabilities, costs, expenses, judgments, assessments, penalties, damages, deficiencies, suits, actions, claims, proceedings, demands, and causes of action, including but not limited to reasonable attorney fees, court costs, and related expenses, that were caused by, arose as a result of, or arose with respect to any of the following:


         9.1 Breach of Representations and Warranties. Any inaccuracy in any representation or warranty or any breach of any warranty of Lone Peak or Ballif under this Agreement or any schedule, certificate, instrument, or other document delivered pursuant to this Agreement;

         9.2 Breach of Covenant. Any failure of Lone Peak or Ballif duly to perform or observe any term, provision, covenant, or agreement to be performed or observed by Lone Peak or Ballif, as the case may be, pursuant to this Agreement, and any schedule, certificate, agreement, or other document entered into or delivered pursuant to this Agreement; or

         9.3 Claims. All claims under this provision for indemnity shall be made within the time period and in the manner provided for in paragraph 8.

10. Further Assurances. VisionGlobal, Lone Peak and Ballif each agrees that from time to time, as and when requested by any party, it will execute, acknowledge, deliver and file all proper deeds, assurances, assignments, bills of sale, assumptions and other documents, and do, or cause to be done, all other acts and things necessary or proper in order to vest, perfect, assure or confirm in VisionGlobal title to and possession of all the Assets and stated liabilities of Lone Peak, or otherwise necessary or proper to carry out the intent and purposes of this Agreement.

11. Termination of this Agreement. In addition to the termination rights provided for in paragraph 8, this Agreement and the transactions contemplated under this Agreement may be terminated at any time prior to the Closing Date, either before or after the meeting of Lone Peak's shareholders: 11.1 Consent of Parties. By mutual consent of VisionGlobal, Ballif and Lone Peak; 11.2 For Breach by Lone Peak. By VisionGlobal if there has been a material misrepresentation or a material breach of warranty in Lone Peak's or Ballif's representations and warranties set forth in this Agreement or in any schedule or certificate delivered pursuant to this Agreement; 11.3 For Breach by VisionGlobal. By Lone Peak if there has been a material misrepresentation or a material breach of warranty in VisionGlobal's representations and warranties set forth in this Agreement; 11.4 Change in Lone Peak's Condition. By VisionGlobal if it has determined that the business, Assets, or financial condition of Lone Peak have been materially and adversely affected, whether by reason of changes, developments, or operations in the ordinary course of business or otherwise; 11.5 Failure to Close. By Lone Peak or by VisionGlobal if the Effective Date referred to in paragraph 1.1 has not occurred by December 31, 1999;

12. Termination of Obligations. In the event that this Agreement is terminated pursuant to paragraph 11 or paragraph 7, or because of the failure to satisfy any of the conditions specified in paragraph 5 or paragraph 6, all further obligations of VisionGlobal and of Lone Peak under this Agreement shall terminate without further liability of VisionGlobal to Lone Peak or Lone Peak to VisionGlobal, except for the obligations of both parties under paragraph 13 below.

13. Return of Documents in Event of Termination. In the event of the termination of this Agreement for any reason, VisionGlobal will return to Lone Peak all documents, work papers, and other materials (including copies) relating to the transactions contemplated by this Agreement, whether obtained before or after execution of this Agreement. VisionGlobal will not use any information so obtained for any purpose, and will take all practicable steps to have such information kept confidential.

14.      Miscellaneous.

         14.1 Amendments. At any time before or after approval and adoption by the shareholders of Lone Peak, this Agreement may be amended in any manner
(except that the provisions of paragraph 2 may not be amended without the approval of the shareholders of Lone Peak) as may be determined in the judgment of the respective Boards of Directors of VisionGlobal and Lone Peak to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intentions of this Agreement.

         14.2 Attorney Fees and Costs in Event of Termination. In the event of the termination of this Agreement for any reason, each party shall bear its own costs and expenses, including attorney fees.

         14.3 Public Announcement. VisionGlobal may make public announcement or issue a press release with respect to this Agreement or the transactions contemplated by it.

         14.4 Meeting of Lone Peak's Shareholders. Lone Peak shall take all necessary steps to call a meeting of its shareholder, or to otherwise obtain such shareholder's consent to the Merger, to be held within 7 days from the date of this Agreement, which number of days includes adequate time for the preparation and mailing of proxy statements if applicable. In all proxy statements or other communications with the shareholders on this subject, Lone Peak's board of directors shall recommend to the shareholders that they adopt the plan of merger and approve the terms of this Agreement.

         14.5 Covenant to Operate in the Ordinary Course. Between the date of this Agreement and the Closing Date, Lone Peak shall operate its business only in the ordinary course and in a normal manner consistent with past practice. During this period, Lone Peak shall not encumber any Asset or enter into any transaction or make any commitment relating to its Assets or business otherwise than in the ordinary course of its business (consistent with its prior practices), or take any action that would render inaccurate any representation or warranty contained in this Agreement or would cause a breach of any other covenant under this Agreement, without first obtaining the written consent of VisionGlobal.

         14.6 Governing Law; Successors and Assigns; Counterparts; Entire Agreement. This Agreement (a) shall be construed under and in accordance with the laws of the State of Utah; (b) shall be binding on and shall inure to the benefit of the parties to the Agreement and their respective successors and assigns; (c) may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each of the parties and delivered to VisionGlobal and Lone Peak; and (d) embodies the entire agreement and understanding, superseding all prior agreements and understandings between Lone Peak and VisionGlobal relating to the subject matter of this Agreement.

         14.7 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the 3rd day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                  To Lone Peak at:

                  Lone Peak Research, Inc.
                  Attn:  Jeffrey G. Ballif
                  112 West 1340 North
                  American Fork, Utah  84003

                  with a copy to:

                  David W. Slaughter, Esq.
                  Snow, Christensen & Martineau
                  10 Exchange Place, 11th Floor
                  P.O. Box 45000
                  Salt Lake City, Utah 84092

                  To VisionGlobal at:
                  Joseph W. Hipple III
                  VisionGlobal Corporation
                  44 Montgomery Street, Suite 500
                  San Francisco, CA 94104

                  with a copy to:

                  William R. Gray, Esq.
                  Parsons Behle & Latimer
                  201 South Main Street, Suite 1800
                  P.O. Box 45898
                  Salt Lake City, Utah 84145-0898

         Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their duly authorized officers and their corporate seals to be hereto affixed effective as of the date first written above.

                           Lone Peak Research, Inc.
                           a Utah corporation


                           By:
                           Jeffrey G. Ballif, President



                           Jeffrey G. Ballif, Individually



                           VisionGlobal Corp.
                           a Nevada corporation


                           By:
                           Martin Wotton, Chairman

                                  EXHIBIT (ii)
                          FORM OF EMPLOYMENT AGREEMENT

                              EMPLOYMENT AGREEMENT
                             VisionGlobal Corp. and
                             _______________________

         This  EMPLOYMENT   AGREEMENT  (this   "Agreement"),   effective  as  of
__________, 1999 (the "Effective Date"), is by and between VISIONGLOBAL CORP., a Nevada corporation (the "Company") and ____________________ ("Employee").

         In consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

         1. Employment. The Company hereby employs Employee as the Company's ________________, and Employee hereby accepts such employment and agrees to perform those duties and undertake the duties and responsibilities provided for in this Agreement, as well as those responsibilities that are customarily performed by others holding positions similar to that assigned to Employee in similar businesses. Employee shall also serve as a member of the Company's Board of Directors (the "Board"), if named or elected to such position and, at the request of the Board, such other executive or board of director positions with the Company's subsidiaries or affiliates as the board shall designate from time to time.

         2. Time Commitment - Best Efforts. Employee shall devote all of his professional time and attention to the performance of his obligations under this Agreement, and will at all times faithfully, industrially and to the best of his ability, experience and talent, perform all of his obligations hereunder.

         3. Term of Employment. The term of Employee's employment by the Company shall commence on the Effective Date and shall continue for a period of ____ (_) years from the Effective Date unless such employment is terminated by either Party hereto in accordance with Paragraph 7 of this Agreement.

         4. Compensation.

         4.1 Salary. Until termination of Employee's employment hereunder, the Company shall pay Employee a base salary of $_________ per year, payable at the usual times as payment of compensation to the Company's senior employees. Employee's base salary shall be reviewed no less frequently than once each year and may be increased, but not decreased, as the Board may, at its discretion, approve.

         4.2 Bonus. For the period from the Effective Date through December 31, 1999 and for each subsequent twelve (12) month period during the term of this Agreement, employee shall be eligible to earn performance bonuses as determined by the Board or its compensation committee in its sole discretion. If earned, such bonus amounts shall be paid as promptly as the Company's accounting and payroll practices permit.

         4.3 Stock Options. In connection with the execution of this Agreement, the Company hereby grants to employee an option (the "Option") to acquire up to a minimum of __________ shares of the Company's common stock. The Option shall vest with respect to _________ shares on the first anniversary of the Effective Date. The Option shall vest with respect to _________ shares on the second anniversary of the Effective Date. The remainder of the Option shall vest with respect to _________ shares on the third anniversary of the Effective Date and the remaining __________ shares on the fourth anniversary of the Effective Date. The Option is granted at $2.00 per share, which the Board believes to be the fair market value of the Company's common stock as of the date of the Option grant, and shall expire on ____________. The Option may be evidenced by the Company's option grant form (as determined by time to time by the Board or its compensation committee).

                  (a) Any non-vested portions of the Option shall terminate upon the termination of this Agreement, unless the termination is by the Company and not for Cause, in which case any non-vested portion of the Option which would have vested on the next anniversary of the date of the grant of the Option but for the termination of this Agreement shall be deemed vested for all purposes hereunder.

                  (b) Any non-vested portions of the Option shall vest in full upon the completion of a change of control. As used in this Section 4.3 b, a "change of control" shall mean any transaction or series of transactions which result in the sale of all or substantially all of the assets of the Company, a merger or consolidation of the Company with or into another unaffiliated entity and pursuant to which the Company is not the surviving entity, any acquisition by any person or entity of more than 50% of the issued and outstanding stock of the Company, or the acquisition by any person or entity of debt instruments or equity securities of the Company which may, at any time, be converted into 50% or more of the issued and outstanding stock of the Company.

        4.4 Benefits. Employee shall be entitled to participate in the Company's benefit plans, including but not limited to any health, retirement, group life and other employee insurance plans if and when implemented by the Company. Employee shall be entitled to ________ weeks of vacation annually.

         5. Inventions and Proprietary Rights. As a condition of his employment, Employee will sign, contemporaneously herewith, an Employee Confidentiality Agreement, a copy of which is attached hereto as Exhibit 1. The terms of the Employee Confidentiality Agreement shall survive the termination of this Agreement for any reason.

         6. Non-Competition.

         6.1 Acknowledgement. Employee acknowledges that (i) the Company and/or its affiliated organizations are engaged in a variety of business endeavors; such as telecommunications, data transfer, video, IP Telephony, video conferencing, use of wireless spectrum in all forms, and fiber/coax; including the development of the "Project", as such term is defined in the Company's business plan; (ii) the Company's business is conducted throughout the United States and is expected to be conducted internationally; (iii) Employee's work for the Company will give him access to trade secrets and confidential information concerning the Company and its business, including, without limitation, proprietary information; and (iv) the ability of the Company and its affiliates to continue the business is likely to be materially jeopardized and the value of the Company and its affiliates reduced if Employee competes with, or assists other persons in competing, with the Company and/or its affiliates.

         6.2 Non Competition and Non Solicitation Covenants. During the term of this Agreement, and for a period of two (2) years after the termination of this Agreement, Employee hereby agrees that he shall not do any of the following:

                  (a) Carry on any business or activity (whether directly or indirectly, as a partner, shareholder, owner, principal, agent, director, affiliate, employee, advisor or consultant, or in any other capacity) which is competitive with the business as conducted by the Company at the time of termination of Employee's employment. Ownership of no more than 5% of the outstanding loading stock of the publicly traded corporation shall not constitute a violation of this provision.

                  (b) Solicit or influence or attempt to influence any client, customer or other person either directly or indirectly, to direct such clients, customers or other persons purchase of the Company's products and/or services away from the Company or to any person, firm, corporation, institution or other entity other than the Company.

                  (c) Solicit for employment, attempt to employ, or assist any other person or entity in employing or soliciting for employment, any employee or representative of the Company, either for Employee or any other person or entity.

                  (d) Unenforceability. If any court shall determine that the duration, geographic limitations, subject or scope of any restriction contained in this Paragraph 6 is unenforceable, it is the intention of the parties that this Paragraph 6 shall not thereby be terminated but shall be deemed amended to the extent required to make it valid and enforceable, such amendment to apply only with respect to the operation of this Paragraph 6 in the jurisdiction of the court that has made the adjudication.

         6.3 Survival. The terms of this Paragraph 6 shall survive the termination of this Agreement.

         7. Termination.

         7.1 Salary Through Termination Date. Upon termination of Employee's employment for any reason, Employee shall be entitled to all salary and bonus earned through the date of termination.

         7.2 "Cause". For purposes of this Agreement, "Cause" shall mean the occurrence of any one of the following events:

                  (a) Employee's refusal to obey directions of the Board or senior executive officers (so long as such directions do not involve illegal, unethical or immoral acts).

                  (b)   Employee's   failure   to   perform   his   duties   and
         responsibilities with diligence.

                  (c) Employee's refusal to comply with the travel  requirements
         which   from   time  to   time   may  be  a   necessary   part  of  his
         responsibilities;

                  (d) Employee's action, or failure to act, in violation of any provision of the Company's standard employee guidelines, including but not limited to any policy concerning sexual harassment or substance abuse, as such policies may be in effect from time to time, if such violation of the Company's policy would generally result in the termination of a Company employee;

                  (e) Fraud or dishonesty by Employee, in the good faith opinion of the Board of the Company; or

                  (f)  Commission  by  Employee  of  a  criminal   offense  that
         constitutes a felony in the jurisdiction in which the offense is committed.

         7.3 Termination "Without Cause". If Employee is terminated "Without Cause" by the Company under this Agreement, the Company shall continue to pay Employee his base salary, less applicable withholdings, for an additional six months after the date of termination of Employee's employment by the Company. Such base salary shall be paid at the usual times for the payment of the Company's senior employees (in addition to all other benefits or compensation payable to Employee hereunder up to the date of the termination). Employee shall also receive all other amounts that are owed to him under this Agreement as a result of his activities prior to such termination.

         7.4 Termination "With Cause". If Employee is terminated "With Cause" by the Company, then Employee shall be entitled to no further payment, other than those described in Paragraph 7.1 hereto.

         8. Facilities and Expenses. The Company shall make available to Employee office space, office equipment and furnishings in offices to be arranged in, or in close proximity to, [San Francisco, California] or [Tucson, Arizona]. The Company shall promptly reimburse Employee for all reasonable expenses incurred in the performance of his duties hereunder, including expenses for entertainment and travel, subject to Employee satisfying the Company's reasonable requirements with respect to the approval, reporting and documentation of such expenses.

         9. Arbitration. In the event of any dispute or claim arising out of or relating to this Agreement or the employment relationship between the Company and Employee, including but not limited to any claims for breach of contract, discrimination, harassment or wrongful termination, Employee and the Company agree that all such disputes shall be fully and finally resolved by binding arbitration administered by the American Arbitration Association in accordance with its National Rules for the Resolution of Employment Disputes then in effect; provided, however, that this arbitration provision will not apply to any claims arising out of or relating to Paragraph 6 of this Agreement or Employee Confidentiality Agreement attached hereto as Exhibit 1. Any arbitration will be held in Utah before a single arbitrator.

         10. Miscellaneous.

         10.1 Withholding. All payments made to or for the benefit of Employee under this Agreement shall be subject to withholdings for federal, state and local taxes, FICA, and other withholdings required by applicable law.


         10.2 Notices. For purposes of this Agreement, notices, approvals and other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile transmission, by express courier, or by first class United States Mail, postage prepaid, return receipt requested. Notices to the Company shall be sent to the attention of the current President and Chief Executive Officer of the Company at its legally registered address in Utah as shall be provided in writing to Employee in accordance with this section. Notices to Employee shall be addressed to Employee's most recent address as set forth in the personnel records of the Company. Notices shall be effective upon receipt. Either party shall be entitled to change the address at which notice is to be given by providing notice to the other party of such change in the manner provided herein.

         10.3 Integration. This Agreement, together with Employee Confidentiality Agreement attached hereto as Exhibit 1 sets forth the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior agreements, whether written or oral. This Agreement may be amended only by a writing signed by both parties hereto.

         10.4 Successors and Assigns.  This Agreement shall be binding upon, and
inure  to  the  benefit  of,  the   parties   and  their   respective   personal
representatives, successors and assigns.

         10.5 Waiver. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom it is charged.

         10.6 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

         10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah (without resort to the conflict of law principles thereof).

        10.8 Attorneys' Fees. If any suit or other action is brought with respect to the interpretation or enforcement of this Agreement, the prevailing party shall be entitled to receive, among other remedies, reimbursement for its costs and expenses, including but not limited to reasonable attorneys' fees.

         EXECUTED as of the date first set forth above.

                               THE COMPANY:

                               VISIONGLOBAL CORP.


                               By:
                               Name:
                               Its:

                               EMPLOYEE:



                               _____________________

                                    EXHIBIT 1
                       EMPLOYEE CONFIDENTIALITY AGREEMENT

                       EMPLOYEE CONFIDENTIALITY AGREEMENT
                             VISIONGLOBAL CORP. AND

This EMPLOYEE CONFIDENTIALITY AGREEMENT (this "Agreement"), effective as of ___________, 1999 (the "Effective Date"), is by and between VISIONGLOBAL CORP., a Nevada corporation (the "Company") and ("Employee").

Relationship of Trust and Confidence. Employee's employment by Company creates a relationship of confidence and trust between Employee and Company with respect to certain information applicable to the business of Company and its clients or customers. Company possesses and will continue to possess information that has commercial value and is treated by Company as confidential. Such information may include information created, discovered or developed by Employee before and/or during the period of or arising out of his or her employment by Company, and whether before or after the date hereof. Such information may also include information belonging to Company's clients, business partners, customers or suppliers. All such information is hereinafter called "Confidential Information," which term includes, without limitation, algorithms, discoveries, developments, designs, improvements, inventions, blueprints, designs, trademarks, information relating to copyrights, all material that is capable of being copyrighted or trademarked by the Company, structures, software, processes, computer programs, know-how, data, techniques, formulas, marketing and business plans and outlines, strategies, budgets, forecasts, projections, unpublished financial statements, costs, fee schedules, client and supplier lists, client and prospective client databases, access codes and similar security information and procedures, and all patents, copyrights, maskworks, trade secrets and other proprietary rights thereto; provided, however, that the term "Confidential Information" shall not include any of the foregoing that is in the public domain other than as the result of a breach of an obligation of confidentiality.

Possibility of Harm to the Company. Employee recognizes that any unauthorized use or disclosure of Confidential Information would cause serious injury to Company. Company's willingness to employ Employee depends upon his or her commitment to protect Company's Confidential Information and to comply with this Agreement. Therefore, Employee hereby agrees as follows.


Protection of the Confidential Information. During and after Employee's employment, Employee shall hold the Confidential Information in confidence and shall protect it with utmost care. Employee shall not disclose, copy, or permit any unauthorized person to disclose or copy any of the Confidential Information, except as may be necessary for the conduct of the Company's business. Employee shall not use any of the Confidential Information except as necessary to perform his or her duties as an employee of Company.

Third Parties. In the event that Employee has or has had access to any Confidential Information belonging to any third party, including but not limited to any of Employee's previous employers, Employee shall hold all such Confidential Information in confidence and shall comply with the terms of any and all agreements between Employee or Company and the third party with respect to such Confidential Information.


Exceptions. This Agreement will not be interpreted to prevent the use or disclosure of information that (i) is required by law to be disclosed, but only to the extent that such disclosure is legally required, (ii) becomes a part of the public knowledge other than by a breach of an obligation of confidentiality, or (iii) is rightfully received from a third party and the Company is not obligated to hold such information confidential.


Return of Confidential Information. Upon Company's request, and in any event upon termination of Employee's employment for any reason, Employee shall promptly return to Company all materials in his or her possession or control that contain or represent Confidential Information, including but not limited to documents, drawings, diagrams, flow charts, computer programs, memoranda, notes, and every other medium, and all copies thereof.


Assignment of Inventions and Patent Rights. Employee will promptly disclose to Company all Confidential Information, whether or not patentable or registrable under patent, copyright, trademark or similar statutes, made or conceived or reduced to practice or learned by Employee, either alone or jointly with others, during the period of his or her employment that (i) at the time of conception or reduction to practice are related to the actual or demonstrably anticipated business of Company, (ii) result from tasks performed by Employee for Company, or (iii) are developed on any amount of Company's time or result from the use of premises or property (including computer systems) owned, leased, or contracted for by Company (collectively "Inventions"). All Inventions shall at all times and for all purposes be the sole property of Company. Employee hereby assigns and agrees to assign any rights he or she may have or acquire in any Confidential Information or Inventions and agrees to execute such instruments of assignment, acknowledgment or other instruments that the Company reasonably requests from time to time.

List of Inventions. Attached as Attachment A is a list of all Inventions and information created, discovered, or developed by Employee whether or not patentable or registrable under patent, copyright, trademark or similar statutes, made or conceived or reduced to practice or learned by Employee, either alone or jointly with others, including any Inventions, relating in any way to Company's business or demonstrably anticipated research and development that were made by Employee prior to his or her employment with Company that Employee claims to own that are not subject to this Agreement (the "Employee Inventions"). Employee represents that Attachment A is complete and contains no confidential information. Employee understands that he or she has no rights in any Employee Inventions other than those listed on Attachment A. If there is nothing identified on Attachment A or if "none" is indicated on Attachment A, employee represents that he or she has made no Employee Inventions as of the time of signing this Agreement.

Responsibilities of Employee. Employee shall (i) treat all information with respect to Inventions as Confidential Information within the meaning of this Agreement; (ii) keep complete and accurate records of the Inventions, which records will be the property of Company; (iii) testify in any proceedings or litigation related to the Inventions; and (iv) in case Company will desire to keep secret any Inventions or will for any reason decide not to have letters patent applied for thereon, refrain from disclosing the Invention and from applying from letters patent thereon.

Assistance of Company. Employee shall assist Company in every way deemed necessary or desirable by Company (but at Company's expense) to obtain and enforce patents, copyrights, trademarks and other rights and protections relating to any Confidential Information and Inventions in any and all countries, and to that end Employee will execute all documents for use in obtaining and enforcing such patents, copyrights, trademarks and other rights and protections as Company may desire, together with any assignments thereof to Company or persons designated by it. If Company is unable for any reason to secure Employee's signature to any document required to apply for or execute any patent, copyright, maskwork or other applications with respect to any Inventions (including improvements, renewals, extensions, continuations, divisions or continuations in part thereof), Employee hereby irrevocably designates Company and its duly authorized officers and agents as Employee's agents and attorneys-in-fact and on Employee's behalf to execute and file any such application and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyrights, maskworks or other rights thereon with the same legal force and effect as if executed by Employee. Employee's obligation to assist Company shall continue beyond the termination of his or her employment, but Company shall compensate employee at a reasonable rate after his or her termination for time actually spent by Employee at Company's request on such assistance.

No Conflicts With Prior Obligations. Employee represents and warrants that his or her employment by Company and his or her performance of this Agreement will not conflict with any obligations that Employee may have with third parties. Without limiting the foregoing, Employee agrees that he or she will not disclose to Company or use in Company's behalf any confidential or proprietary information belonging to a third party, unless the third party has consented to the disclosure or use of the information.


Equitable Remedies. Employee acknowledges that breach of this Agreement would cause Company to suffer irreparable harm for which monetary damages would be inadequate compensation. Employee agrees that Company will be entitled to an injunction restraining any actual or threatened breach of this Agreement, or specific performance, if applicable, in addition to any monetary damages.


Ethical Behavior. Employee acknowledges that it is the Company's policy to comply with all applicable laws and to conduct its business in accordance with the highest ethical standards. Employee agrees to comply with this policy in all aspects and matters relating to Employee's employment by the Company. Employee agrees not to break or contravene any law, civil or criminal, in performing Employee's obligations or in carrying out Employee's duties as an employee of the Company. Employee agrees not to place himself in any position that would create a conflict of interest so far as Employee's duties as an employee of the Company are concerned. Employee agrees to disclose to the Company immediately any conflicts of interest or potential conflicts of interest relating to Employee's employment by the Company. Without the prior written consent of the Company, Employee agrees to not accept gifts or gratuitous or below-market-price services, products, tickets, passes or other remuneration from any person or entity that would normally be judged as influencing Employee's judgment or activities as an employee of the Company, provided that Employee may accept gifts on rare occasions that have a total value of less than $150, of which any amount exceeding shall have approval of the Company.

Waiver and Amendment. This Agreement may be amended only by a writing signed by both parties hereto. No oral waiver, amendment or modification of this Agreement shall be effective under any circumstances. The waiver by Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach of this Agreement by Employee.

Term of Agreement. This Agreement will remain in force during Employee's employment and will continue thereafter until all Confidential Information acquired by Employee becomes part of the public knowledge other than through a violation of this Agreement.


I HAVE READ THIS ENTIRE AGREEMENT AND FULLY UNDERSTAND THE LIMITATIONS THAT IT IMPOSES UPON ME.

EMPLOYEE:


---------------------------------


ACKNOWLEDGEMENT OF
VISIONGLOBAL CORP.:


----------------------------
By:_________________________
Title:_______________________

                                  ATTACHMENT A

The following is a list of all Inventions made, conceived, developed or reduced to practice by Employee prior to the date of this Agreement: